Commitments (Tables)	12 Months Ended
Dec. 31, 2020
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Summary of Contractual Obligations
As of December 31, 2020, CEMEX had the following contractual obligations:

		2020
Obligations		Less than 1 year	1-3 years	3-5 years	More than 5 years	Total
Long-term debt	$	104	957	3,768	4,499	9,328
Leases 1		311	459	275	545	1,590

Total debt and other financial obligations 2		415	1,416	4,043	5,044	10,918
Interest payments on debt 3		452	890	750	663	2,755
Pension plans and other benefits 4		157	144	144	1,012	1,457
Acquisition of property, plant and equipment 5		109	–	–	–	109
Purchases of raw materials, fuel and energy 6		549	531	347	1,060	2,487

Total contractual obligations	$	1,682	2,981	5,284	7,779	17,726

1
Represent nominal cash flows. As of December 31, 2020, the NPV of future payments under such leases was $1,323, of which, $436 refers to payments from 1 to 3 years and $242 refers to payments from 3 to 5 years.

2
The schedule of debt payments, which includes current maturities, does not consider the effect of any refinancing of debt that may occur during the following years. In the past, CEMEX has replaced its long-term obligations for others of a similar nature.

3	Estimated cash flows on floating rate denominated debt were determined using the floating interest rates in effect as of December 31, 2020.
4	Represents estimated annual payments under these benefits for the next 10 years (note 19), including the estimate of new retirees during such future years.
5	Refers mainly to the expansion of a cement-production line in the Philippines.
6
Future payments for the purchase of raw materials are presented based on contractual nominal cash flows. Future nominal payments for energy were estimated for all contractual commitments based on an aggregate average expected consumption per year using the future prices of energy established in the contracts for each period. Future payments also include CEMEX’s commitments for the purchase of fuel.